BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

May 27, 2005

TO:

HomeBanc Mortgage Trust 2005-3 by, Wells Fargo Bank, N.A., not individually but solely as Securities Administrator under the Administration Agreement, dated as of May 1, 2005, on behalf of HomeBanc Mortgage Trust 2005-3, Mortgage-Backed Notes

ATTENTION:

Client Manager - HomeBanc Mortgage Trust 2005-3

TELEPHONE:

410-884-2000

FACSIMILE:

410-715-2380

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXNCC7050

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Steams Financial Products Inc. ("BSFP") and Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of HomeBanc Mortgage Trust 2005-3, Mortgage-Backed Notes ("Counterparty") under the Administration Agreement, dated as of May 1, 2005, among HomeBanc Mortgage Trust 2005-3, a Delaware statutory trust, as Issuer, U.S. Bank National Association, as Indenture Trustee, Wells Fargo Bank, N.A., as Securities Administrator, Wilmington Trust Company, as owner trustee, and HMB Acceptance Corp., as depositor, (the "Administration Agreement"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency-Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. Terms capitalized but not defined herein except in the Definitions shall have the respective meanings attributed to them in the Administration Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period in the Schedule of Notional Amounts and Cap Rates attached hereto.

Trade Date:

May 19, 2005

Effective Date:

May 27, 2005

Termination Date:

April 25, 2010, subject to adjustment in accordance with the Business Day Convention.

Fixed Amount (Premium):

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Payment Date:

May 27, 2005

Fixed Amount:

USD 1,535,772.68

Floating Amounts:

Floating Rate Payer:

BSFP

Cap Rate:

With respect to any Calculation Period, the rate set forth for such period in the Schedule of Notional Amounts and Cap Rates attached hereto.

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be one Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

New York

Business Day Convention:

Following

3.

Additional Provisions:

1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e)

The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Counterparty.

(f)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement(i)

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(h)

"Termination Currency" means United States Dollars.

(i)

Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty represents that it is the Securities Administrator under the Administration Agreement.

4) The ISDA Form Master Agreement is hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

5) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

6) Documents to be Delivered. For the purpose of Section 4(a):

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP

A copy of the most recent annual report of such party (only if available) and its Credit Support Provider, if any, containing in all cases audited consolidated financial statements for each fiscal year certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the United States or in the country in which such party is organized

		Promptly after request by the other party	Yes

BSFP

Legal opinion(s) with respect to such party and its Credit Support Provider, if any, for it reasonably satisfactory in form and substance to the other party relating to the enforceability of the party's obligations under this Agreement.

		Upon the execution and delivery of this Agreement and any Confirmation	No

7) Miscellaneous. Miscellaneous

(a)

Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York 10179

Attention:

DPC Manager

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

c/o Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Attention:

Client Manager - HBMT 2005-3

Facsimile:

410-715-4513

Phone:

410-884-2005

with a copy to:

Attention:

James Krakau

Facsimile:

1-404-705-7915

Phone:

1-404-459-7720

with a copy to:

Attention:

Charles McGuire, Esq.

Facsimile:

1-404-303-4069

Phone:

1-404-459-7602

(For all purposes)

(b)

Process Agent. For the purpose of Section 13(c):

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints

as its Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is BSFP.

(f)

Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP: Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)

Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, HomeBanc Mortgage Trust 2005-3 or Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) after payment of the Trust's securities.

(m)

Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, N.A. ("Wells"), not individually or personally but solely as Securities Administrator, in the exercise of the powers and authority conferred and vested in it pursuant to the Administration Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by Wells but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on Wells, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Wells from performing its duties and obligations under the Administration Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

(n)

Additional Provisions. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty.

(o)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless the Swap Rating Agencies have been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Notes.

8) "Affiliate" BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

9) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that: —

(1) Nonreliance,. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Status of Parties. The other party is not acting as an agent, fidicuiary or advisor for it in respect of the Transaction.

(5) Eligible Contract Participant. It constitutes an "eligible contract participant" as such term is defined in Section I(a)12 of the Commodity Exchange Act, as amended."

10) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

11) Additional Termination Events. Additional Termination Events will apply. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days, complied with Section 12 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

12) Rating Agency Downgrade. In the event that BSFP's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A+" by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" by Moody's (and together with S&P, the "Swap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade BSFP shall, at its own expense, either (i) cause another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds and that is approved by the Securities Administrator (which approval shall not be unreasonably withheld) on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement; provided that such other person is approved by the Securities Administrator, such approval not to be unreasonably withheld, or (iii) deliver collateral acceptable in a form and amount acceptable to Standard and Poor's Ratings Services, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), and subject to written confirmation from S&P and Moody's that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Notes.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of Bear, Steams Securities Corp.

Account Number: 0925-3186, for further credit to Bear Steams Financial Products Inc.

Sub-account Number: 102-04654-1-3

Attention: Derivatives Department

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA Number: 121000248

Account Name: SAS Clearing

Account Number: 3970771416

FFC to: HBMT 2005-3, Acct # 17169002

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ Leticia Chévere

Name: Leticia Chévere

Title:   Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY BUT SOLELY AS SECURITIES ADMINISTRATOR UNDER THE ADMINISTRATION AGREEMENT, DATED AS OF MAY 1, 2005, ON BEHALF OF HOMEBANK MORTGAGE TRUST 2005-3, MORTGAGE-BACKED NOTES.

By:

Name:

Title:

SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES

(all such dates subject to adjustment in accordance with the Business Day Convention)

From and including	To but excluding	Notional Amount (USD)	Cap Rates

Effective Date	25-Jun-05	930,475,000	5.36%
25-Jun-05	25-Jul-05	910,601,125	5.36%
25-Jul-05	25-Aug-05	890,631,546	5.36%
25-Aug-05	25-Sep-05	871,095,993	5.36%
25-Sep-05	25-Oct-05	852,918,829	5.36%
25-Oct-05	25-Nov-05	836,060,648	6.14%
25-Nov-05	25-Dec-05	819,513,041	6.14%
25-Dec-05	25-Jan-06	803,270,303	6.14%
25-Jan-06	25-Feb-06	787,326,818	6.14%
25-Feb-06	25-Mar-06	771,677,072	6.14%
25-Mar-06	25-Apr-06	756,315,654	6.14%
25-Apr-06	25-May-06	741,237,252	6.14%
25-May-06	25-Jun-06	726,436,651	6.14%
25-Jun-06	25-Jul-06	711,908,734	6.14%
25-Jul-06	25-Aug-06	697,648,476	6.14%
25-Aug-06	25-Sep-06	683,650,946	6.14%
25-Sep-06	25-Oct-06	669,911,305	6.14%
25-Oct-06	25-Nov-06	656,424,799	6.14%
25-Nov-06	25-Dec-06	643,186,767	6.14%
25-Dec-06	25-Jan-07	630,192,630	6.14%
25-Jan-07	25-Feb-07	617,437,894	6.14%
25-Feb-07	25-Mar-07	604,918,149	6.14%
25-Mar-07	25-Apr-07	592,629,065	6.14%
25-Apr-07	25-May-07	580,566,394	6.14%
25-May-07	25-Jun-07	568,725,963	6.14%
25-Jun-07	25-Jul-07	557,103,678	6.14%
25-Jul-07	25-Aug-07	545,695,520	6.14%
25-Aug-07	25-Sep-07	534,497,544	6.14%
25-Sep-07	25-Oct-07	523,505,878	6.14%
25-Oct-07	25-Nov-07	512,716,720	6.14%
25-Nov-07	25-Dec-07	502,126,340	6.14%
25-Dec-07	25-Jan-08	491,731,076	6.14%
25-Jan-08	25-Feb-08	481,527,332	6.14%
25-Feb-08	25-Mar-08	471,511,580	6.14%
25-Mar-08	25-Apr-08	461,680,357	6.14%
25-Apr-08	25-May-08	452,030,263	7.56%
25-May-08	25-Jun-08	442,557,960	7.56%
25-Jun-08	25-Jul-08	433,260,174	7.56%
25-Jul-08	25-Aug-08	424,965,962	7.56%
25-Aug-08	25-Sep-08	417,136,379	7.56%
25-Sep-08	25-Oct-08	409,451,046	7.56%
25-Oct-08	25-Nov-08	401,907,307	7.56%
25-Nov-08	25-Dec-08	394,502,552	7.56%
25-Dec-08	25-Jan-09	387,234,222	7.56%
25-Jan-09	25-Feb-09	380,099,803	7.56%
25-Feb-09	25-Mar-09	373,096,827	7.56%
25-Mar-09	25-Apr-09	366,222,873	7.56%
25-Apr-09	25-May-09	359,475,564	7.56%
25-May-09	25-Jun-09	352,852,566	7.56%
25-Jun-09	25-Jul-09	346,351,590	7.56%
25-Jul-09	25-Aug-09	339,970,387	7.56%
25-Aug-09	25-Sep-09	333,706,750	7.56%
25-Sep-09	25-Oct-09	327,558,514	7.56%
25-Oct-09	25-Nov-09	321,523,553	7.56%
25-Nov-09	25-Dec-09	315,599,779	7.56%
25-Dec-09	25-Jan-10	309,785,144	7.56%
25-Jan-10	25-Feb-10	304,077,637	7.56%
25-Feb-10	25-Mar-10	298,475,284	8.04%
25-Mar-10	Termination Date	292,976,149	8.04%

BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

May 27, 2005

TO:

HomeBanc Mortgage Trust 2005-3 by, Wells Fargo Bank, N.A., not individually but solely as Securities Administrator under the Administration Agreement, dated as of May 1, 2005, on behalf of HomeBanc Mortgage Trust 2005-3, Mortgage-Backed Notes

ATTENTION:

Client Manager - HomeBanc Mortgage Trust 2005-3

TELEPHONE:

410-884-2000

FACSIMILE:

410-715-2380

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXNCC7056

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Steams Financial Products Inc. ("BSFP") and Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of HomeBanc Mortgage Trust 2005-3, Mortgage-Backed Notes ("Counterparty") under the Administration Agreement, dated as of May 1, 2005, among HomeBanc Mortgage Trust 2005-3, a Delaware statutory trust, as Issuer, U.S. Bank National Association, as Indenture Trustee, Wells Fargo Bank, N.A., as Securities Administrator, Wilmington Trust Company, as owner trustee, and HMB Acceptance Corp., as depositor, (the "Administration Agreement"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency-Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. Terms capitalized but not defined herein except in the Definitions shall have the respective meanings attributed to them in the Administration Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period in the Schedule of Notional Amounts and Cap Rates attached hereto.

Trade Date:

May 19, 2005

Effective Date:

May 27, 2005

Termination Date:

April 25, 2010, subject to adjustment in accordance with the Business Day Convention.

Fixed Amount (Premium):

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Payment Date:

May 27, 2005

Fixed Amount:

USD 74,115.69

Floating Amounts:

Floating Rate Payer:

BSFP

Cap Rate:

With respect to any Calculation Period, the rate set forth for such period in the Schedule of Notional Amounts and Cap Rates attached hereto.

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be one Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

New York

Business Day Convention:

Following

3.

Additional Provisions:

1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e)

The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Counterparty.

(f)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement(i)

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(h)

"Termination Currency" means United States Dollars.

(i)

Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty represents that it is the Securities Administrator under the Administration Agreement.

4) The ISDA Form Master Agreement is hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

5) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

6) Documents to be Delivered. For the purpose of Section 4(a):

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP

A copy of the most recent annual report of such party (only if available) and its Credit Support Provider, if any, containing in all cases audited consolidated financial statements for each fiscal year certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the United States or in the country in which such party is organized

		Promptly after request by the other party	Yes

BSFP

Legal opinion(s) with respect to such party and its Credit Support Provider, if any, for it reasonably satisfactory in form and substance to the other party relating to the enforceability of the party's obligations under this Agreement.

		Upon the execution and delivery of this Agreement and any Confirmation	No

7) Miscellaneous. Miscellaneous

(a)

Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York 10179

Attention:

DPC Manager

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

c/o Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Attention:

Client Manager - HBMT 2005-3

Facsimile:

410-715-4513

Phone:

410-884-2005

with a copy to:

Attention:

James Krakau

Facsimile:

1-404-705-7915

Phone:

1-404-459-7720

with a copy to:

Attention:

Charles McGuire, Esq.

Facsimile:

1-404-303-4069

Phone:

1-404-459-7602

(For all purposes)

(b)

Process Agent. For the purpose of Section 13(c):

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints

as its Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is BSFP.

(f)

Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP: Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)

Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, HomeBanc Mortgage Trust 2005-3 or Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) after payment of the Trust's securities.

(m)

Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, N.A. ("Wells"), not individually or personally but solely as Securities Administrator, in the exercise of the powers and authority conferred and vested in it pursuant to the Administration Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by Wells but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on Wells, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Wells from performing its duties and obligations under the Administration Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

(n)

Additional Provisions. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty.

(o)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless the Swap Rating Agencies have been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Notes.

8) "Affiliate" BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

9) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that: —

(1) Nonreliance,. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Status of Parties. The other party is not acting as an agent, fidicuiary or advisor for it in respect of the Transaction.

(5) Eligible Contract Participant. It constitutes an "eligible contract participant" as such term is defined in Section I(a)12 of the Commodity Exchange Act, as amended."

10) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

11) Additional Termination Events. Additional Termination Events will apply. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days, complied with Section 12 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

12) Rating Agency Downgrade. In the event that BSFP's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A+" by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" by Moody's (and together with S&P, the "Swap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade BSFP shall, at its own expense, either (i) cause another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds and that is approved by the Securities Administrator (which approval shall not be unreasonably withheld) on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement; provided that such other person is approved by the Securities Administrator, such approval not to be unreasonably withheld, or (iii) deliver collateral acceptable in a form and amount acceptable to Standard and Poor's Ratings Services, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), and subject to written confirmation from S&P and Moody's that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Notes.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of Bear, Steams Securities Corp.

Account Number: 0925-3186, for further credit to Bear Steams Financial Products Inc.

Sub-account Number: 102-04654-1-3

Attention: Derivatives Department

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA Number: 121000248

Account Name: SAS Clearing

Account Number: 3970771416

FFC to: HBMT 2005-3, Acct # 17169002

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ Leticia Chévere

Name: Leticia Chévere

Title:   Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY BUT SOLELY AS SECURITIES ADMINISTRATOR UNDER THE ADMINISTRATION AGREEMENT, DATED AS OF MAY 1, 2005, ON BEHALF OF HOMEBANK MORTGAGE TRUST 2005-3, MORTGAGE-BACKED NOTES.

By:

Name:

Title:

SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES

(all such dates subject to adjustment in accordance with the Business Day Convention)

From and including	To but excluding	Notional Amount (USD)	Cap Rates

Effective Date	25-Jun-05	10,350,000	4.36%
25-Jun-05	25-Jul-05	10,350,000	4.36%
25-Jul-05	25-Aug-05	10,350,000	4.36%
25-Aug-05	25-Sep-05	10,350,000	4.36%
25-Sep-05	25-Oct-05	10,350,000	4.36%
25-Oct-05	25-Nov-05	10,350,000	5.14%
25-Nov-05	25-Dec-05	10,350,000	5.14%
25-Dec-05	25-Jan-06	10,350,000	5.14%
25-Jan-06	25-Feb-06	10,350,000	5.14%
25-Feb-06	25-Mar-06	10,350,000	5.14%
25-Mar-06	25-Apr-06	10,350,000	5.14%
25-Apr-06	25-May-06	10,350,000	5.14%
25-May-06	25-Jun-06	10,350,000	5.14%
25-Jun-06	25-Jul-06	10,350,000	5.14%
25-Jul-06	25-Aug-06	10,350,000	5.14%
25-Aug-06	25-Sep-06	10,350,000	5.14%
25-Sep-06	25-Oct-06	10,350,000	5.14%
25-Oct-06	25-Nov-06	10,350,000	5.14%
25-Nov-06	25-Dec-06	10,350,000	5.14%
25-Dec-06	25-Jan-07	10,350,000	5.14%
25-Jan-07	25-Feb-07	10,350,000	5.14%
25-Feb-07	25-Mar-07	10,350,000	5.14%
25-Mar-07	25-Apr-07	10,350,000	5.14%
25-Apr-07	25-May-07	10,350,000	5.14%
25-May-07	25-Jun-07	10,350,000	5.14%
25-Jun-07	25-Jul-07	10,350,000	5.14%
25-Jul-07	25-Aug-07	10,350,000	5.14%
25-Aug-07	25-Sep-07	10,350,000	5.14%
25-Sep-07	25-Oct-07	10,350,000	5.14%
25-Oct-07	25-Nov-07	10,350,000	5.14%
25-Nov-07	25-Dec-07	10,350,000	5.14%
25-Dec-07	25-Jan-08	10,350,000	5.14%
25-Jan-08	25-Feb-08	10,350,000	5.14%
25-Feb-08	25-Mar-08	10,350,000	5.14%
25-Mar-08	25-Apr-08	10,350,000	5.14%
25-Apr-08	25-May-08	10,350,000	6.56%
25-May-08	25-Jun-08	10,350,000	6.56%
25-Jun-08	25-Jul-08	10,350,000	6.56%
25-Jul-08	25-Aug-08	10,211,283	6.56%
25-Aug-08	25-Sep-08	10,023,150	6.56%
25-Sep-08	25-Oct-08	9,838,483	6.56%
25-Oct-08	25-Nov-08	9,657,218	6.56%
25-Nov-08	25-Dec-08	9,479,294	6.56%
25-Dec-08	25-Jan-09	9,304,647	6.56%
25-Jan-09	25-Feb-09	9,133,217	6.56%
25-Feb-09	25-Mar-09	8,964,947	6.56%
25-Mar-09	25-Apr-09	8,799,776	6.56%
25-Apr-09	25-May-09	8,637,649	6.56%
25-May-09	25-Jun-09	8,478,508	6.56%
25-Jun-09	25-Jul-09	8,322,299	6.56%
25-Jul-09	25-Aug-09	8,168,969	6.56%
25-Aug-09	25-Sep-09	8,018,463	6.56%
25-Sep-09	25-Oct-09	7,870,731	6.56%
25-Oct-09	25-Nov-09	7,725,720	6.56%
25-Nov-09	25-Dec-09	7,583,380	6.56%
25-Dec-09	25-Jan-10	7,443,664	6.56%
25-Jan-10	25-Feb-10	7,306,521	6.56%
25-Feb-10	25-Mar-10	7,171,905	7.04%
25-Mar-10	Termination Date	7,039,769	7.04%

BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

May 27, 2005

TO:

HomeBanc Mortgage Trust 2005-3 by, Wells Fargo Bank, N.A., not individually but solely as Securities Administrator under the Administration Agreement, dated as of May 1, 2005, on behalf of HomeBanc Mortgage Trust 2005-3, Mortgage-Backed Notes

ATTENTION:

Client Manager - HomeBanc Mortgage Trust 2005-3

TELEPHONE:

410-884-2000

FACSIMILE:

410-715-2380

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXNCC7055

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Steams Financial Products Inc. ("BSFP") and Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of HomeBanc Mortgage Trust 2005-3, Mortgage-Backed Notes ("Counterparty") under the Administration Agreement, dated as of May 1, 2005, among HomeBanc Mortgage Trust 2005-3, a Delaware statutory trust, as Issuer, U.S. Bank National Association, as Indenture Trustee, Wells Fargo Bank, N.A., as Securities Administrator, Wilmington Trust Company, as owner trustee, and HMB Acceptance Corp., as depositor, (the "Administration Agreement"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency-Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. Terms capitalized but not defined herein except in the Definitions shall have the respective meanings attributed to them in the Administration Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period in the Schedule of Notional Amounts and Cap Rates attached hereto.

Trade Date:

May 19, 2005

Effective Date:

May 27, 2005

Termination Date:

April 25, 2010, subject to adjustment in accordance with the Business Day Convention.

Fixed Amount (Premium):

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Payment Date:

May 27, 2005

Fixed Amount:

USD 28,195.42

Floating Amounts:

Floating Rate Payer:

BSFP

Cap Rate:

With respect to any Calculation Period, the rate set forth for such period in the Schedule of Notional Amounts and Cap Rates attached hereto.

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be one Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

New York

Business Day Convention:

Following

3.

Additional Provisions:

1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e)

The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Counterparty.

(f)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement(i)

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(h)

"Termination Currency" means United States Dollars.

(i)

Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty represents that it is the Securities Administrator under the Administration Agreement.

4) The ISDA Form Master Agreement is hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

5) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

6) Documents to be Delivered. For the purpose of Section 4(a):

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP

A copy of the most recent annual report of such party (only if available) and its Credit Support Provider, if any, containing in all cases audited consolidated financial statements for each fiscal year certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the United States or in the country in which such party is organized

		Promptly after request by the other party	Yes

BSFP

Legal opinion(s) with respect to such party and its Credit Support Provider, if any, for it reasonably satisfactory in form and substance to the other party relating to the enforceability of the party's obligations under this Agreement.

		Upon the execution and delivery of this Agreement and any Confirmation	No

7) Miscellaneous. Miscellaneous

(a)

Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York 10179

Attention:

DPC Manager

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

c/o Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Attention:

Client Manager - HBMT 2005-3

Facsimile:

410-715-4513

Phone:

410-884-2005

with a copy to:

Attention:

James Krakau

Facsimile:

1-404-705-7915

Phone:

1-404-459-7720

with a copy to:

Attention:

Charles McGuire, Esq.

Facsimile:

1-404-303-4069

Phone:

1-404-459-7602

(For all purposes)

(b)

Process Agent. For the purpose of Section 13(c):

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints

as its Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is BSFP.

(f)

Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP: Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)

Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, HomeBanc Mortgage Trust 2005-3 or Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) after payment of the Trust's securities.

(m)

Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, N.A. ("Wells"), not individually or personally but solely as Securities Administrator, in the exercise of the powers and authority conferred and vested in it pursuant to the Administration Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by Wells but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on Wells, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Wells from performing its duties and obligations under the Administration Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

(n)

Additional Provisions. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty.

(o)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless the Swap Rating Agencies have been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Notes.

8) "Affiliate" BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

9) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that: —

(1) Nonreliance,. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Status of Parties. The other party is not acting as an agent, fidicuiary or advisor for it in respect of the Transaction.

(5) Eligible Contract Participant. It constitutes an "eligible contract participant" as such term is defined in Section I(a)12 of the Commodity Exchange Act, as amended."

10) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

11) Additional Termination Events. Additional Termination Events will apply. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days, complied with Section 12 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

12) Rating Agency Downgrade. In the event that BSFP's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A+" by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" by Moody's (and together with S&P, the "Swap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade BSFP shall, at its own expense, either (i) cause another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds and that is approved by the Securities Administrator (which approval shall not be unreasonably withheld) on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement; provided that such other person is approved by the Securities Administrator, such approval not to be unreasonably withheld, or (iii) deliver collateral acceptable in a form and amount acceptable to Standard and Poor's Ratings Services, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), and subject to written confirmation from S&P and Moody's that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Notes.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of Bear, Steams Securities Corp.

Account Number: 0925-3186, for further credit to Bear Steams Financial Products Inc.

Sub-account Number: 102-04654-1-3

Attention: Derivatives Department

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA Number: 121000248

Account Name: SAS Clearing

Account Number: 3970771416

FFC to: HBMT 2005-3, Acct # 17169002

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ Leticia Chévere

Name: Leticia Chévere

Title:   Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY BUT SOLELY AS SECURITIES ADMINISTRATOR UNDER THE ADMINISTRATION AGREEMENT, DATED AS OF MAY 1, 2005, ON BEHALF OF HOMEBANK MORTGAGE TRUST 2005-3, MORTGAGE-BACKED NOTES.

By:

Name:

Title:

SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES

(all such dates subject to adjustment in accordance with the Business Day Convention)

From and including	To but excluding	Notional Amount (USD)	Cap Rates

Effective Date	25-Jun-05	7,393,000	5.14%
25-Jun-05	25-Jul-05	7,393,000	5.14%
25-Jul-05	25-Aug-05	7,393,000	5.14%
25-Aug-05	25-Sep-05	7,393,000	5.14%
25-Sep-05	25-Oct-05	7,393,000	5.14%
25-Oct-05	25-Nov-05	7,393,000	5.92%
25-Nov-05	25-Dec-05	7,393,000	5.92%
25-Dec-05	25-Jan-06	7,393,000	5.92%
25-Jan-06	25-Feb-06	7,393,000	5.92%
25-Feb-06	25-Mar-06	7,393,000	5.92%
25-Mar-06	25-Apr-06	7,393,000	5.92%
25-Apr-06	25-May-06	7,393,000	5.92%
25-May-06	25-Jun-06	7,393,000	5.92%
25-Jun-06	25-Jul-06	7,393,000	5.92%
25-Jul-06	25-Aug-06	7,393,000	5.92%
25-Aug-06	25-Sep-06	7,393,000	5.92%
25-Sep-06	25-Oct-06	7,393,000	5.92%
25-Oct-06	25-Nov-06	7,393,000	5.92%
25-Nov-06	25-Dec-06	7,393,000	5.92%
25-Dec-06	25-Jan-07	7,393,000	5.92%
25-Jan-07	25-Feb-07	7,393,000	5.92%
25-Feb-07	25-Mar-07	7,393,000	5.92%
25-Mar-07	25-Apr-07	7,393,000	5.92%
25-Apr-07	25-May-07	7,393,000	5.92%
25-May-07	25-Jun-07	7,393,000	5.92%
25-Jun-07	25-Jul-07	7,393,000	5.92%
25-Jul-07	25-Aug-07	7,393,000	5.92%
25-Aug-07	25-Sep-07	7,393,000	5.92%
25-Sep-07	25-Oct-07	7,393,000	5.92%
25-Oct-07	25-Nov-07	7,393,000	5.92%
25-Nov-07	25-Dec-07	7,393,000	5.92%
25-Dec-07	25-Jan-08	7,393,000	5.92%
25-Jan-08	25-Feb-08	7,393,000	5.92%
25-Feb-08	25-Mar-08	7,393,000	5.92%
25-Mar-08	25-Apr-08	7,393,000	5.92%
25-Apr-08	25-May-08	7,393,000	7.34%
25-May-08	25-Jun-08	7,393,000	7.34%
25-Jun-08	25-Jul-08	7,393,000	7.34%
25-Jul-08	25-Aug-08	7,293,914	7.34%
25-Aug-08	25-Sep-08	7,159,531	7.34%
25-Sep-08	25-Oct-08	7,027,624	7.34%
25-Oct-08	25-Nov-08	6,898,146	7.34%
25-Nov-08	25-Dec-08	6,771,055	7.34%
25-Dec-08	25-Jan-09	6,646,305	7.34%
25-Jan-09	25-Feb-09	6,523,853	7.34%
25-Feb-09	25-Mar-09	6,403,657	7.34%
25-Mar-09	25-Apr-09	6,285,676	7.34%
25-Apr-09	25-May-09	6,169,868	7.34%
25-May-09	25-Jun-09	6,056,194	7.34%
25-Jun-09	25-Jul-09	5,944,615	7.34%
25-Jul-09	25-Aug-09	5,835,091	7.34%
25-Aug-09	25-Sep-09	5,727,584	7.34%
25-Sep-09	25-Oct-09	5,622,059	7.34%
25-Oct-09	25-Nov-09	5,518,478	7.34%
25-Nov-09	25-Dec-09	5,416,805	7.34%
25-Dec-09	25-Jan-10	5,317,005	7.34%
25-Jan-10	25-Feb-10	5,219,044	7.34%
25-Feb-10	25-Mar-10	5,122,888	7.82%
25-Mar-10	Termination Date	5,028,504	7.82%

BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

May 27, 2005

TO:

HomeBanc Mortgage Trust 2005-3 by, Wells Fargo Bank, N.A., not individually but solely as Securities Administrator under the Administration Agreement, dated as of May 1, 2005, on behalf of HomeBanc Mortgage Trust 2005-3, Mortgage-Backed Notes

ATTENTION:

Client Manager - HomeBanc Mortgage Trust 2005-3

TELEPHONE:

410-884-2000

FACSIMILE:

410-715-2380

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXNCC7054

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Steams Financial Products Inc. ("BSFP") and Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of HomeBanc Mortgage Trust 2005-3, Mortgage-Backed Notes ("Counterparty") under the Administration Agreement, dated as of May 1, 2005, among HomeBanc Mortgage Trust 2005-3, a Delaware statutory trust, as Issuer, U.S. Bank National Association, as Indenture Trustee, Wells Fargo Bank, N.A., as Securities Administrator, Wilmington Trust Company, as owner trustee, and HMB Acceptance Corp., as depositor, (the "Administration Agreement"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency-Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. Terms capitalized but not defined herein except in the Definitions shall have the respective meanings attributed to them in the Administration Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period in the Schedule of Notional Amounts and Cap Rates attached hereto.

Trade Date:

May 19, 2005

Effective Date:

May 27, 2005

Termination Date:

April 25, 2010, subject to adjustment in accordance with the Business Day Convention.

Fixed Amount (Premium):

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Payment Date:

May 27, 2005

Fixed Amount:

USD 21,165.99

Floating Amounts:

Floating Rate Payer:

BSFP

Cap Rate:

With respect to any Calculation Period, the rate set forth for such period in the Schedule of Notional Amounts and Cap Rates attached hereto.

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be one Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

New York

Business Day Convention:

Following

3.

Additional Provisions:

1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e)

The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Counterparty.

(f)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement(i)

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(h)

"Termination Currency" means United States Dollars.

(i)

Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty represents that it is the Securities Administrator under the Administration Agreement.

4) The ISDA Form Master Agreement is hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

5) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

6) Documents to be Delivered. For the purpose of Section 4(a):

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP

A copy of the most recent annual report of such party (only if available) and its Credit Support Provider, if any, containing in all cases audited consolidated financial statements for each fiscal year certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the United States or in the country in which such party is organized

		Promptly after request by the other party	Yes

BSFP

Legal opinion(s) with respect to such party and its Credit Support Provider, if any, for it reasonably satisfactory in form and substance to the other party relating to the enforceability of the party's obligations under this Agreement.

		Upon the execution and delivery of this Agreement and any Confirmation	No

7) Miscellaneous. Miscellaneous

(a)

Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York 10179

Attention:

DPC Manager

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

c/o Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Attention:

Client Manager - HBMT 2005-3

Facsimile:

410-715-4513

Phone:

410-884-2005

with a copy to:

Attention:

James Krakau

Facsimile:

1-404-705-7915

Phone:

1-404-459-7720

with a copy to:

Attention:

Charles McGuire, Esq.

Facsimile:

1-404-303-4069

Phone:

1-404-459-7602

(For all purposes)

(b)

Process Agent. For the purpose of Section 13(c):

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints

as its Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is BSFP.

(f)

Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP: Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)

Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, HomeBanc Mortgage Trust 2005-3 or Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) after payment of the Trust's securities.

(m)

Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, N.A. ("Wells"), not individually or personally but solely as Securities Administrator, in the exercise of the powers and authority conferred and vested in it pursuant to the Administration Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by Wells but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on Wells, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Wells from performing its duties and obligations under the Administration Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

(n)

Additional Provisions. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty.

(o)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless the Swap Rating Agencies have been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Notes.

8) "Affiliate" BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

9) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that: —

(1) Nonreliance,. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Status of Parties. The other party is not acting as an agent, fidicuiary or advisor for it in respect of the Transaction.

(5) Eligible Contract Participant. It constitutes an "eligible contract participant" as such term is defined in Section I(a)12 of the Commodity Exchange Act, as amended."

10) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

11) Additional Termination Events. Additional Termination Events will apply. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days, complied with Section 12 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

12) Rating Agency Downgrade. In the event that BSFP's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A+" by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" by Moody's (and together with S&P, the "Swap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade BSFP shall, at its own expense, either (i) cause another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds and that is approved by the Securities Administrator (which approval shall not be unreasonably withheld) on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement; provided that such other person is approved by the Securities Administrator, such approval not to be unreasonably withheld, or (iii) deliver collateral acceptable in a form and amount acceptable to Standard and Poor's Ratings Services, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), and subject to written confirmation from S&P and Moody's that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Notes.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of Bear, Steams Securities Corp.

Account Number: 0925-3186, for further credit to Bear Steams Financial Products Inc.

Sub-account Number: 102-04654-1-3

Attention: Derivatives Department

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA Number: 121000248

Account Name: SAS Clearing

Account Number: 3970771416

FFC to: HBMT 2005-3, Acct # 17169002

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ Leticia Chévere

Name: Leticia Chévere

Title:   Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY BUT SOLELY AS SECURITIES ADMINISTRATOR UNDER THE ADMINISTRATION AGREEMENT, DATED AS OF MAY 1, 2005, ON BEHALF OF HOMEBANK MORTGAGE TRUST 2005-3, MORTGAGE-BACKED NOTES.

By:

Name:

Title:

SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES

(all such dates subject to adjustment in accordance with the Business Day Convention)

From and including	To but excluding	Notional Amount (USD)	Cap Rates

Effective Date	25-Jun-05	5,421,000	5.11%
25-Jun-05	25-Jul-05	5,421,000	5.11%
25-Jul-05	25-Aug-05	5,421,000	5.11%
25-Aug-05	25-Sep-05	5,421,000	5.11%
25-Sep-05	25-Oct-05	5,421,000	5.11%
25-Oct-05	25-Nov-05	5,421,000	5.89%
25-Nov-05	25-Dec-05	5,421,000	5.89%
25-Dec-05	25-Jan-06	5,421,000	5.89%
25-Jan-06	25-Feb-06	5,421,000	5.89%
25-Feb-06	25-Mar-06	5,421,000	5.89%
25-Mar-06	25-Apr-06	5,421,000	5.89%
25-Apr-06	25-May-06	5,421,000	5.89%
25-May-06	25-Jun-06	5,421,000	5.89%
25-Jun-06	25-Jul-06	5,421,000	5.89%
25-Jul-06	25-Aug-06	5,421,000	5.89%
25-Aug-06	25-Sep-06	5,421,000	5.89%
25-Sep-06	25-Oct-06	5,421,000	5.89%
25-Oct-06	25-Nov-06	5,421,000	5.89%
25-Nov-06	25-Dec-06	5,421,000	5.89%
25-Dec-06	25-Jan-07	5,421,000	5.89%
25-Jan-07	25-Feb-07	5,421,000	5.89%
25-Feb-07	25-Mar-07	5,421,000	5.89%
25-Mar-07	25-Apr-07	5,421,000	5.89%
25-Apr-07	25-May-07	5,421,000	5.89%
25-May-07	25-Jun-07	5,421,000	5.89%
25-Jun-07	25-Jul-07	5,421,000	5.89%
25-Jul-07	25-Aug-07	5,421,000	5.89%
25-Aug-07	25-Sep-07	5,421,000	5.89%
25-Sep-07	25-Oct-07	5,421,000	5.89%
25-Oct-07	25-Nov-07	5,421,000	5.89%
25-Nov-07	25-Dec-07	5,421,000	5.89%
25-Dec-07	25-Jan-08	5,421,000	5.89%
25-Jan-08	25-Feb-08	5,421,000	5.89%
25-Feb-08	25-Mar-08	5,421,000	5.89%
25-Mar-08	25-Apr-08	5,421,000	5.89%
25-Apr-08	25-May-08	5,421,000	7.31%
25-May-08	25-Jun-08	5,421,000	7.31%
25-Jun-08	25-Jul-08	5,421,000	7.31%
25-Jul-08	25-Aug-08	5,348,344	7.31%
25-Aug-08	25-Sep-08	5,249,806	7.31%
25-Sep-08	25-Oct-08	5,153,084	7.31%
25-Oct-08	25-Nov-08	5,058,143	7.31%
25-Nov-08	25-Dec-08	4,964,952	7.31%
25-Dec-08	25-Jan-09	4,873,477	7.31%
25-Jan-09	25-Feb-09	4,783,688	7.31%
25-Feb-09	25-Mar-09	4,695,553	7.31%
25-Mar-09	25-Apr-09	4,609,042	7.31%
25-Apr-09	25-May-09	4,524,125	7.31%
25-May-09	25-Jun-09	4,440,772	7.31%
25-Jun-09	25-Jul-09	4,358,955	7.31%
25-Jul-09	25-Aug-09	4,278,645	7.31%
25-Aug-09	25-Sep-09	4,199,815	7.31%
25-Sep-09	25-Oct-09	4,122,438	7.31%
25-Oct-09	25-Nov-09	4,046,486	7.31%
25-Nov-09	25-Dec-09	3,971,933	7.31%
25-Dec-09	25-Jan-10	3,898,754	7.31%
25-Jan-10	25-Feb-10	3,826,923	7.31%
25-Feb-10	25-Mar-10	3,756,415	7.79%
25-Mar-10	Termination Date	3,687,207	7.79%

BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

May 27, 2005

TO:

HomeBanc Mortgage Trust 2005-3 by, Wells Fargo Bank, N.A., not individually but solely as Securities Administrator under the Administration Agreement, dated as of May 1, 2005, on behalf of HomeBanc Mortgage Trust 2005-3, Mortgage-Backed Notes

ATTENTION:

Client Manager - HomeBanc Mortgage Trust 2005-3

TELEPHONE:

410-884-2000

FACSIMILE:

410-715-2380

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXNCC7053

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Steams Financial Products Inc. ("BSFP") and Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of HomeBanc Mortgage Trust 2005-3, Mortgage-Backed Notes ("Counterparty") under the Administration Agreement, dated as of May 1, 2005, among HomeBanc Mortgage Trust 2005-3, a Delaware statutory trust, as Issuer, U.S. Bank National Association, as Indenture Trustee, Wells Fargo Bank, N.A., as Securities Administrator, Wilmington Trust Company, as owner trustee, and HMB Acceptance Corp., as depositor, (the "Administration Agreement"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency-Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. Terms capitalized but not defined herein except in the Definitions shall have the respective meanings attributed to them in the Administration Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period in the Schedule of Notional Amounts and Cap Rates attached hereto.

Trade Date:

May 19, 2005

Effective Date:

May 27, 2005

Termination Date:

April 25, 2010, subject to adjustment in accordance with the Business Day Convention.

Fixed Amount (Premium):

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Payment Date:

May 27, 2005

Fixed Amount:

USD 88,843.88

Floating Amounts:

Floating Rate Payer:

BSFP

Cap Rate:

With respect to any Calculation Period, the rate set forth for such period in the Schedule of Notional Amounts and Cap Rates attached hereto.

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be one Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

New York

Business Day Convention:

Following

3.

Additional Provisions:

1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e)

The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Counterparty.

(f)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement(i)

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(h)

"Termination Currency" means United States Dollars.

(i)

Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty represents that it is the Securities Administrator under the Administration Agreement.

4) The ISDA Form Master Agreement is hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

5) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

6) Documents to be Delivered. For the purpose of Section 4(a):

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP

A copy of the most recent annual report of such party (only if available) and its Credit Support Provider, if any, containing in all cases audited consolidated financial statements for each fiscal year certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the United States or in the country in which such party is organized

		Promptly after request by the other party	Yes

BSFP

Legal opinion(s) with respect to such party and its Credit Support Provider, if any, for it reasonably satisfactory in form and substance to the other party relating to the enforceability of the party's obligations under this Agreement.

		Upon the execution and delivery of this Agreement and any Confirmation	No

7) Miscellaneous. Miscellaneous

(a)

Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York 10179

Attention:

DPC Manager

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

c/o Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Attention:

Client Manager - HBMT 2005-3

Facsimile:

410-715-4513

Phone:

410-884-2005

with a copy to:

Attention:

James Krakau

Facsimile:

1-404-705-7915

Phone:

1-404-459-7720

with a copy to:

Attention:

Charles McGuire, Esq.

Facsimile:

1-404-303-4069

Phone:

1-404-459-7602

(For all purposes)

(b)

Process Agent. For the purpose of Section 13(c):

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints

as its Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is BSFP.

(f)

Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP: Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)

Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, HomeBanc Mortgage Trust 2005-3 or Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) after payment of the Trust's securities.

(m)

Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, N.A. ("Wells"), not individually or personally but solely as Securities Administrator, in the exercise of the powers and authority conferred and vested in it pursuant to the Administration Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by Wells but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on Wells, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Wells from performing its duties and obligations under the Administration Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

(n)

Additional Provisions. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty.

(o)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless the Swap Rating Agencies have been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Notes.

8) "Affiliate" BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

9) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that: —

(1) Nonreliance,. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Status of Parties. The other party is not acting as an agent, fidicuiary or advisor for it in respect of the Transaction.

(5) Eligible Contract Participant. It constitutes an "eligible contract participant" as such term is defined in Section I(a)12 of the Commodity Exchange Act, as amended."

10) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

11) Additional Termination Events. Additional Termination Events will apply. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days, complied with Section 12 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

12) Rating Agency Downgrade. In the event that BSFP's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A+" by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" by Moody's (and together with S&P, the "Swap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade BSFP shall, at its own expense, either (i) cause another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds and that is approved by the Securities Administrator (which approval shall not be unreasonably withheld) on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement; provided that such other person is approved by the Securities Administrator, such approval not to be unreasonably withheld, or (iii) deliver collateral acceptable in a form and amount acceptable to Standard and Poor's Ratings Services, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), and subject to written confirmation from S&P and Moody's that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Notes.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of Bear, Steams Securities Corp.

Account Number: 0925-3186, for further credit to Bear Steams Financial Products Inc.

Sub-account Number: 102-04654-1-3

Attention: Derivatives Department

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA Number: 121000248

Account Name: SAS Clearing

Account Number: 3970771416

FFC to: HBMT 2005-3, Acct # 17169002

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ Leticia Chévere

Name: Leticia Chévere

Title:   Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY BUT SOLELY AS SECURITIES ADMINISTRATOR UNDER THE ADMINISTRATION AGREEMENT, DATED AS OF MAY 1, 2005, ON BEHALF OF HOMEBANK MORTGAGE TRUST 2005-3, MORTGAGE-BACKED NOTES.

By:

Name:

Title:

SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES

(all such dates subject to adjustment in accordance with the Business Day Convention)

From and including	To but excluding	Notional Amount (USD)	Cap Rates

Effective Date	25-Jun-05	5,913,000	3.51%
25-Jun-05	25-Jul-05	5,913,000	3.51%
25-Jul-05	25-Aug-05	5,913,000	3.51%
25-Aug-05	25-Sep-05	5,913,000	3.51%
25-Sep-05	25-Oct-05	5,913,000	3.51%
25-Oct-05	25-Nov-05	5,913,000	4.29%
25-Nov-05	25-Dec-05	5,913,000	4.29%
25-Dec-05	25-Jan-06	5,913,000	4.29%
25-Jan-06	25-Feb-06	5,913,000	4.29%
25-Feb-06	25-Mar-06	5,913,000	4.29%
25-Mar-06	25-Apr-06	5,913,000	4.29%
25-Apr-06	25-May-06	5,913,000	4.29%
25-May-06	25-Jun-06	5,913,000	4.29%
25-Jun-06	25-Jul-06	5,913,000	4.29%
25-Jul-06	25-Aug-06	5,913,000	4.29%
25-Aug-06	25-Sep-06	5,913,000	4.29%
25-Sep-06	25-Oct-06	5,913,000	4.29%
25-Oct-06	25-Nov-06	5,913,000	4.29%
25-Nov-06	25-Dec-06	5,913,000	4.29%
25-Dec-06	25-Jan-07	5,913,000	4.29%
25-Jan-07	25-Feb-07	5,913,000	4.29%
25-Feb-07	25-Mar-07	5,913,000	4.29%
25-Mar-07	25-Apr-07	5,913,000	4.29%
25-Apr-07	25-May-07	5,913,000	4.29%
25-May-07	25-Jun-07	5,913,000	4.29%
25-Jun-07	25-Jul-07	5,913,000	4.29%
25-Jul-07	25-Aug-07	5,913,000	4.29%
25-Aug-07	25-Sep-07	5,913,000	4.29%
25-Sep-07	25-Oct-07	5,913,000	4.29%
25-Oct-07	25-Nov-07	5,913,000	4.29%
25-Nov-07	25-Dec-07	5,913,000	4.29%
25-Dec-07	25-Jan-08	5,913,000	4.29%
25-Jan-08	25-Feb-08	5,913,000	4.29%
25-Feb-08	25-Mar-08	5,913,000	4.29%
25-Mar-08	25-Apr-08	5,913,000	4.29%
25-Apr-08	25-May-08	5,913,000	5.71%
25-May-08	25-Jun-08	5,913,000	5.71%
25-Jun-08	25-Jul-08	5,913,000	5.71%
25-Jul-08	25-Aug-08	5,833,750	5.71%
25-Aug-08	25-Sep-08	5,726,269	5.71%
25-Sep-08	25-Oct-08	5,620,768	5.71%
25-Oct-08	25-Nov-08	5,517,211	5.71%
25-Nov-08	25-Dec-08	5,415,562	5.71%
25-Dec-08	25-Jan-09	5,315,785	5.71%
25-Jan-09	25-Feb-09	5,217,847	5.71%
25-Feb-09	25-Mar-09	5,121,713	5.71%
25-Mar-09	25-Apr-09	5,027,350	5.71%
25-Apr-09	25-May-09	4,934,726	5.71%
25-May-09	25-Jun-09	4,843,808	5.71%
25-Jun-09	25-Jul-09	4,754,566	5.71%
25-Jul-09	25-Aug-09	4,666,967	5.71%
25-Aug-09	25-Sep-09	4,580,983	5.71%
25-Sep-09	25-Oct-09	4,496,583	5.71%
25-Oct-09	25-Nov-09	4,413,737	5.71%
25-Nov-09	25-Dec-09	4,332,418	5.71%
25-Dec-09	25-Jan-10	4,252,597	5.71%
25-Jan-10	25-Feb-10	4,116,692	5.71%
25-Feb-10	25-Mar-10	3,950,045	6.19%
25-Mar-10	Termination Date	3,786,469	6.19%

BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

May 27, 2005

TO:

HomeBanc Mortgage Trust 2005-3 by, Wells Fargo Bank, N.A., not individually but solely as Securities Administrator under the Administration Agreement, dated as of May 1, 2005, on behalf of HomeBanc Mortgage Trust 2005-3, Mortgage-Backed Notes

ATTENTION:

Client Manager - HomeBanc Mortgage Trust 2005-3

TELEPHONE:

410-884-2000

FACSIMILE:

410-715-2380

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXNCC7052

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Steams Financial Products Inc. ("BSFP") and Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of HomeBanc Mortgage Trust 2005-3, Mortgage-Backed Notes ("Counterparty") under the Administration Agreement, dated as of May 1, 2005, among HomeBanc Mortgage Trust 2005-3, a Delaware statutory trust, as Issuer, U.S. Bank National Association, as Indenture Trustee, Wells Fargo Bank, N.A., as Securities Administrator, Wilmington Trust Company, as owner trustee, and HMB Acceptance Corp., as depositor, (the "Administration Agreement"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency-Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. Terms capitalized but not defined herein except in the Definitions shall have the respective meanings attributed to them in the Administration Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period in the Schedule of Notional Amounts and Cap Rates attached hereto.

Trade Date:

May 19, 2005

Effective Date:

May 27, 2005

Termination Date:

April 25, 2010, subject to adjustment in accordance with the Business Day Convention.

Fixed Amount (Premium):

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Payment Date:

May 27, 2005

Fixed Amount:

USD 60,601.75

Floating Amounts:

Floating Rate Payer:

BSFP

Cap Rate:

With respect to any Calculation Period, the rate set forth for such period in the Schedule of Notional Amounts and Cap Rates attached hereto.

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be one Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

New York

Business Day Convention:

Following

3.

Additional Provisions:

1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e)

The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Counterparty.

(f)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement(i)

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(h)

"Termination Currency" means United States Dollars.

(i)

Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty represents that it is the Securities Administrator under the Administration Agreement.

4) The ISDA Form Master Agreement is hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

5) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

6) Documents to be Delivered. For the purpose of Section 4(a):

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP

A copy of the most recent annual report of such party (only if available) and its Credit Support Provider, if any, containing in all cases audited consolidated financial statements for each fiscal year certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the United States or in the country in which such party is organized

		Promptly after request by the other party	Yes

BSFP

Legal opinion(s) with respect to such party and its Credit Support Provider, if any, for it reasonably satisfactory in form and substance to the other party relating to the enforceability of the party's obligations under this Agreement.

		Upon the execution and delivery of this Agreement and any Confirmation	No

7) Miscellaneous. Miscellaneous

(a)

Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York 10179

Attention:

DPC Manager

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

c/o Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Attention:

Client Manager - HBMT 2005-3

Facsimile:

410-715-4513

Phone:

410-884-2005

with a copy to:

Attention:

James Krakau

Facsimile:

1-404-705-7915

Phone:

1-404-459-7720

with a copy to:

Attention:

Charles McGuire, Esq.

Facsimile:

1-404-303-4069

Phone:

1-404-459-7602

(For all purposes)

(b)

Process Agent. For the purpose of Section 13(c):

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints

as its Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is BSFP.

(f)

Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP: Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)

Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, HomeBanc Mortgage Trust 2005-3 or Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) after payment of the Trust's securities.

(m)

Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, N.A. ("Wells"), not individually or personally but solely as Securities Administrator, in the exercise of the powers and authority conferred and vested in it pursuant to the Administration Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by Wells but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on Wells, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Wells from performing its duties and obligations under the Administration Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

(n)

Additional Provisions. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty.

(o)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless the Swap Rating Agencies have been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Notes.

8) "Affiliate" BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

9) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that: —

(1) Nonreliance,. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Status of Parties. The other party is not acting as an agent, fidicuiary or advisor for it in respect of the Transaction.

(5) Eligible Contract Participant. It constitutes an "eligible contract participant" as such term is defined in Section I(a)12 of the Commodity Exchange Act, as amended."

10) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

11) Additional Termination Events. Additional Termination Events will apply. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days, complied with Section 12 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

12) Rating Agency Downgrade. In the event that BSFP's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A+" by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" by Moody's (and together with S&P, the "Swap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade BSFP shall, at its own expense, either (i) cause another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds and that is approved by the Securities Administrator (which approval shall not be unreasonably withheld) on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement; provided that such other person is approved by the Securities Administrator, such approval not to be unreasonably withheld, or (iii) deliver collateral acceptable in a form and amount acceptable to Standard and Poor's Ratings Services, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), and subject to written confirmation from S&P and Moody's that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Notes.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of Bear, Steams Securities Corp.

Account Number: 0925-3186, for further credit to Bear Steams Financial Products Inc.

Sub-account Number: 102-04654-1-3

Attention: Derivatives Department

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA Number: 121000248

Account Name: SAS Clearing

Account Number: 3970771416

FFC to: HBMT 2005-3, Acct # 17169002

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ Leticia Chévere

Name: Leticia Chévere

Title:   Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY BUT SOLELY AS SECURITIES ADMINISTRATOR UNDER THE ADMINISTRATION AGREEMENT, DATED AS OF MAY 1, 2005, ON BEHALF OF HOMEBANK MORTGAGE TRUST 2005-3, MORTGAGE-BACKED NOTES.

By:

Name:

Title:

SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES

(all such dates subject to adjustment in accordance with the Business Day Convention)

From and including	To but excluding	Notional Amount (USD)	Cap Rates

Effective Date	25-Jun-05	16,264,000	5.17%
25-Jun-05	25-Jul-05	16,264,000	5.17%
25-Jul-05	25-Aug-05	16,264,000	5.17%
25-Aug-05	25-Sep-05	16,264,000	5.17%
25-Sep-05	25-Oct-05	16,264,000	5.17%
25-Oct-05	25-Nov-05	16,264,000	5.95%
25-Nov-05	25-Dec-05	16,264,000	5.95%
25-Dec-05	25-Jan-06	16,264,000	5.95%
25-Jan-06	25-Feb-06	16,264,000	5.95%
25-Feb-06	25-Mar-06	16,264,000	5.95%
25-Mar-06	25-Apr-06	16,264,000	5.95%
25-Apr-06	25-May-06	16,264,000	5.95%
25-May-06	25-Jun-06	16,264,000	5.95%
25-Jun-06	25-Jul-06	16,264,000	5.95%
25-Jul-06	25-Aug-06	16,264,000	5.95%
25-Aug-06	25-Sep-06	16,264,000	5.95%
25-Sep-06	25-Oct-06	16,264,000	5.95%
25-Oct-06	25-Nov-06	16,264,000	5.95%
25-Nov-06	25-Dec-06	16,264,000	5.95%
25-Dec-06	25-Jan-07	16,264,000	5.95%
25-Jan-07	25-Feb-07	16,264,000	5.95%
25-Feb-07	25-Mar-07	16,264,000	5.95%
25-Mar-07	25-Apr-07	16,264,000	5.95%
25-Apr-07	25-May-07	16,264,000	5.95%
25-May-07	25-Jun-07	16,264,000	5.95%
25-Jun-07	25-Jul-07	16,264,000	5.95%
25-Jul-07	25-Aug-07	16,264,000	5.95%
25-Aug-07	25-Sep-07	16,264,000	5.95%
25-Sep-07	25-Oct-07	16,264,000	5.95%
25-Oct-07	25-Nov-07	16,264,000	5.95%
25-Nov-07	25-Dec-07	16,264,000	5.95%
25-Dec-07	25-Jan-08	16,264,000	5.95%
25-Jan-08	25-Feb-08	16,264,000	5.95%
25-Feb-08	25-Mar-08	16,264,000	5.95%
25-Mar-08	25-Apr-08	16,264,000	5.95%
25-Apr-08	25-May-08	16,264,000	7.37%
25-May-08	25-Jun-08	16,264,000	7.37%
25-Jun-08	25-Jul-08	16,264,000	7.37%
25-Jul-08	25-Aug-08	16,046,020	7.37%
25-Aug-08	25-Sep-08	15,750,387	7.37%
25-Sep-08	25-Oct-08	15,460,202	7.37%
25-Oct-08	25-Nov-08	15,175,362	7.37%
25-Nov-08	25-Dec-08	14,895,771	7.37%
25-Dec-08	25-Jan-09	14,621,331	7.37%
25-Jan-09	25-Feb-09	14,351,947	7.37%
25-Feb-09	25-Mar-09	14,087,526	7.37%
25-Mar-09	25-Apr-09	13,827,977	7.37%
25-Apr-09	25-May-09	13,573,209	7.37%
25-May-09	25-Jun-09	13,323,136	7.37%
25-Jun-09	25-Jul-09	13,077,669	7.37%
25-Jul-09	25-Aug-09	12,836,726	7.37%
25-Aug-09	25-Sep-09	12,600,221	7.37%
25-Sep-09	25-Oct-09	12,368,074	7.37%
25-Oct-09	25-Nov-09	12,140,203	7.37%
25-Nov-09	25-Dec-09	11,916,531	7.37%
25-Dec-09	25-Jan-10	11,696,980	7.37%
25-Jan-10	25-Feb-10	11,481,474	7.37%
25-Feb-10	25-Mar-10	11,269,938	7.85%
25-Mar-10	Termination Date	11,062,300	7.85%

BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

May 27, 2005

TO:

HomeBanc Mortgage Trust 2005-3 by, Wells Fargo Bank, N.A., not individually but solely as Securities Administrator under the Administration Agreement, dated as of May 1, 2005, on behalf of HomeBanc Mortgage Trust 2005-3, Mortgage-Backed Notes

ATTENTION:

Client Manager - HomeBanc Mortgage Trust 2005-3

TELEPHONE:

410-884-2000

FACSIMILE:

410-715-2380

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXNCC7051

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Steams Financial Products Inc. ("BSFP") and Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of HomeBanc Mortgage Trust 2005-3, Mortgage-Backed Notes ("Counterparty") under the Administration Agreement, dated as of May 1, 2005, among HomeBanc Mortgage Trust 2005-3, a Delaware statutory trust, as Issuer, U.S. Bank National Association, as Indenture Trustee, Wells Fargo Bank, N.A., as Securities Administrator, Wilmington Trust Company, as owner trustee, and HMB Acceptance Corp., as depositor, (the "Administration Agreement"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency-Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. Terms capitalized but not defined herein except in the Definitions shall have the respective meanings attributed to them in the Administration Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period in the Schedule of Notional Amounts and Cap Rates attached hereto.

Trade Date:

May 19, 2005

Effective Date:

May 27, 2005

Termination Date:

April 25, 2010, subject to adjustment in accordance with the Business Day Convention.

Fixed Amount (Premium):

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Payment Date:

May 27, 2005

Fixed Amount:

USD 43,304.59

Floating Amounts:

Floating Rate Payer:

BSFP

Cap Rate:

With respect to any Calculation Period, the rate set forth for such period in the Schedule of Notional Amounts and Cap Rates attached hereto.

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be one Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

New York

Business Day Convention:

Following

3.

Additional Provisions:

1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e)

The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Counterparty.

(f)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement(i)

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(h)

"Termination Currency" means United States Dollars.

(i)

Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty represents that it is the Securities Administrator under the Administration Agreement.

4) The ISDA Form Master Agreement is hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

5) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

6) Documents to be Delivered. For the purpose of Section 4(a):

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP

A copy of the most recent annual report of such party (only if available) and its Credit Support Provider, if any, containing in all cases audited consolidated financial statements for each fiscal year certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the United States or in the country in which such party is organized

		Promptly after request by the other party	Yes

BSFP

Legal opinion(s) with respect to such party and its Credit Support Provider, if any, for it reasonably satisfactory in form and substance to the other party relating to the enforceability of the party's obligations under this Agreement.

		Upon the execution and delivery of this Agreement and any Confirmation	No

7) Miscellaneous. Miscellaneous

(a)

Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York 10179

Attention:

DPC Manager

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

c/o Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Attention:

Client Manager - HBMT 2005-3

Facsimile:

410-715-4513

Phone:

410-884-2005

with a copy to:

Attention:

James Krakau

Facsimile:

1-404-705-7915

Phone:

1-404-459-7720

with a copy to:

Attention:

Charles McGuire, Esq.

Facsimile:

1-404-303-4069

Phone:

1-404-459-7602

(For all purposes)

(b)

Process Agent. For the purpose of Section 13(c):

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints

as its Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is BSFP.

(f)

Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP: Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)

Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, HomeBanc Mortgage Trust 2005-3 or Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) after payment of the Trust's securities.

(m)

Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, N.A. ("Wells"), not individually or personally but solely as Securities Administrator, in the exercise of the powers and authority conferred and vested in it pursuant to the Administration Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by Wells but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on Wells, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Wells from performing its duties and obligations under the Administration Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

(n)

Additional Provisions. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty.

(o)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless the Swap Rating Agencies have been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Notes.

8) "Affiliate" BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

9) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that: —

(1) Nonreliance,. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Status of Parties. The other party is not acting as an agent, fidicuiary or advisor for it in respect of the Transaction.

(5) Eligible Contract Participant. It constitutes an "eligible contract participant" as such term is defined in Section I(a)12 of the Commodity Exchange Act, as amended."

10) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

11) Additional Termination Events. Additional Termination Events will apply. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days, complied with Section 12 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

12) Rating Agency Downgrade. In the event that BSFP's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A+" by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" by Moody's (and together with S&P, the "Swap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade BSFP shall, at its own expense, either (i) cause another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds and that is approved by the Securities Administrator (which approval shall not be unreasonably withheld) on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement; provided that such other person is approved by the Securities Administrator, such approval not to be unreasonably withheld, or (iii) deliver collateral acceptable in a form and amount acceptable to Standard and Poor's Ratings Services, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), and subject to written confirmation from S&P and Moody's that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Notes.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of Bear, Steams Securities Corp.

Account Number: 0925-3186, for further credit to Bear Steams Financial Products Inc.

Sub-account Number: 102-04654-1-3

Attention: Derivatives Department

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA Number: 121000248

Account Name: SAS Clearing

Account Number: 3970771416

FFC to: HBMT 2005-3, Acct # 17169002

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ Leticia Chévere

Name: Leticia Chévere

Title:   Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY BUT SOLELY AS SECURITIES ADMINISTRATOR UNDER THE ADMINISTRATION AGREEMENT, DATED AS OF MAY 1, 2005, ON BEHALF OF HOMEBANK MORTGAGE TRUST 2005-3, MORTGAGE-BACKED NOTES.

By:

Name:

Title:

SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES

(all such dates subject to adjustment in accordance with the Business Day Convention)

From and including	To but excluding	Notional Amount (USD)	Cap Rates

Effective Date	25-Jun-05	9,857,000	4.96%
25-Jun-05	25-Jul-05	9,857,000	4.96%
25-Jul-05	25-Aug-05	9,857,000	4.96%
25-Aug-05	25-Sep-05	9,857,000	4.96%
25-Sep-05	25-Oct-05	9,857,000	4.96%
25-Oct-05	25-Nov-05	9,857,000	5.74%
25-Nov-05	25-Dec-05	9,857,000	5.74%
25-Dec-05	25-Jan-06	9,857,000	5.74%
25-Jan-06	25-Feb-06	9,857,000	5.74%
25-Feb-06	25-Mar-06	9,857,000	5.74%
25-Mar-06	25-Apr-06	9,857,000	5.74%
25-Apr-06	25-May-06	9,857,000	5.74%
25-May-06	25-Jun-06	9,857,000	5.74%
25-Jun-06	25-Jul-06	9,857,000	5.74%
25-Jul-06	25-Aug-06	9,857,000	5.74%
25-Aug-06	25-Sep-06	9,857,000	5.74%
25-Sep-06	25-Oct-06	9,857,000	5.74%
25-Oct-06	25-Nov-06	9,857,000	5.74%
25-Nov-06	25-Dec-06	9,857,000	5.74%
25-Dec-06	25-Jan-07	9,857,000	5.74%
25-Jan-07	25-Feb-07	9,857,000	5.74%
25-Feb-07	25-Mar-07	9,857,000	5.74%
25-Mar-07	25-Apr-07	9,857,000	5.74%
25-Apr-07	25-May-07	9,857,000	5.74%
25-May-07	25-Jun-07	9,857,000	5.74%
25-Jun-07	25-Jul-07	9,857,000	5.74%
25-Jul-07	25-Aug-07	9,857,000	5.74%
25-Aug-07	25-Sep-07	9,857,000	5.74%
25-Sep-07	25-Oct-07	9,857,000	5.74%
25-Oct-07	25-Nov-07	9,857,000	5.74%
25-Nov-07	25-Dec-07	9,857,000	5.74%
25-Dec-07	25-Jan-08	9,857,000	5.74%
25-Jan-08	25-Feb-08	9,857,000	5.74%
25-Feb-08	25-Mar-08	9,857,000	5.74%
25-Mar-08	25-Apr-08	9,857,000	5.74%
25-Apr-08	25-May-08	9,857,000	7.16%
25-May-08	25-Jun-08	9,857,000	7.16%
25-Jun-08	25-Jul-08	9,857,000	7.16%
25-Jul-08	25-Aug-08	9,724,890	7.16%
25-Aug-08	25-Sep-08	9,545,719	7.16%
25-Sep-08	25-Oct-08	9,369,848	7.16%
25-Oct-08	25-Nov-08	9,197,218	7.16%
25-Nov-08	25-Dec-08	9,027,768	7.16%
25-Dec-08	25-Jan-09	8,861,440	7.16%
25-Jan-09	25-Feb-09	8,698,176	7.16%
25-Feb-09	25-Mar-09	8,537,921	7.16%
25-Mar-09	25-Apr-09	8,380,618	7.16%
25-Apr-09	25-May-09	8,226,213	7.16%
25-May-09	25-Jun-09	8,074,653	7.16%
25-Jun-09	25-Jul-09	7,925,885	7.16%
25-Jul-09	25-Aug-09	7,779,858	7.16%
25-Aug-09	25-Sep-09	7,636,521	7.16%
25-Sep-09	25-Oct-09	7,495,825	7.16%
25-Oct-09	25-Nov-09	7,357,722	7.16%
25-Nov-09	25-Dec-09	7,222,162	7.16%
25-Dec-09	25-Jan-10	7,089,101	7.16%
25-Jan-10	25-Feb-10	6,958,491	7.16%
25-Feb-10	25-Mar-10	6,830,287	7.64%
25-Mar-10	Termination Date	6,704,445	7.64%